UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 20, 2008

Beacon Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-147261	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey		07016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 20, 2008, Beacon Energy Holdings, Inc. (the “Company”) issued a press release discussing, among other things, the Company’s fiscal second quarter 2008 financial results.   The full text of this press release is attached hereto as Exhibit 99.1.  The information in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1      Press Release issued by Beacon Energy Holdings, Inc. dated August 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beacon Energy Holdings, Inc.

Date: August 20, 2008	By: /s/ Dylan K. Remley
Dylan K. Remley
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Beacon Energy Holdings, Inc. dated August 20, 2008.